UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2019
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Vonage Holdings Corp. (the "Company") held its Annual Meeting on June 6, 2019. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 227,100,154 shares of common stock of a total of 242,415,616 shares entitled to vote at the Annual Meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 – Election of Class I Directors
The Company elected Alan Masarek, Hamid Akhavan, Michael McConnell, and Gary Steele as Class I directors for a term to expire at the 2020 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the elections were as follows:

		Votes		Broker
Class I Director Nominees	Votes For	Against	Abstentions	Non-Votes
Alan Masarek	203,962,074	1,048,111	29,776	22,060,193
Hamid Akhavan	201,389,304	3,617,298	33,359	22,060,193
Michael McConnell	204,464,203	542,529	33,229	22,060,193
Gary Steele	156,093,956	48,913,062	32,943	22,060,193
The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Naveen Chopra, Jeffrey Citron, Carolyn Katz, Stephen Fisher, and John Roberts.

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

		Votes
	Votes For	Against	Abstentions
Ratification of the Appointment of Independent Registered Public Accounting Firm	225,903,422	1,072,142	124,590

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	174,942,535	29,958,954	138,472	22,060,193

Proposal No. 4 – Approve the Amended and Restated 2015 Equity Incentive Plan

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Approve Amended and Restated 2015 Equity Incentive Plan	139,825,135	65,103,124	111,702	22,060,193

Proposal No. 5 – Ratify the Extension of the Company's Tax Benefits Preservation Plan

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Ratify the extension of the Tax Benefits and Preservation Plan	194,171,986	10,768,466	99,509	22,060,193

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: June 7, 2019	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer